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                                                                    Exhitit 20.1

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-3




Section 7.3 Indenture                             Distribution Date:  2/17/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    1,327,672.50
               Class B Note Interest Requirement                      132,584.38
               Class C Note Interest Requirement                      256,286.25
                       Total                                        1,716,543.13

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                          1.10917
              Class B Note Interest Requirement                          1.32917
              Class C Note Interest Requirement                          1.99833

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,197,000,000
               Class B Note Principal Balance                         99,750,000
               Class C Note Principal Balance                        128,250,000

(iv)    Amount on deposit in Owner Trust Spread Account            14,250,000.00

(v)     Required Owner Trust Spread Account Amount                 14,250,000.00



                                                By:
                                                    --------------------
                                                Name:  Patricia M. Garvey
                                                Title: Vice President